Exhibit 21

SPRINT CORPORATION
SUBSIDIARIES OF REGISTRANT

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

SUBSIDIARY	STATE/COUNTRY
ACI 900, Inc.	Delaware
AGW Leasing Company, Inc.	Delaware
AirGate PCS, Inc.	Delaware
AirGate Service Company, Inc.	Delaware
Alamosa (Delaware), Inc.	Delaware
Alamosa (Wisconsin) Properties, LLC	Wisconsin
Alamosa Delaware GP, LLC	Delaware
Alamosa Holdings, Inc.	Delaware
Alamosa Holdings, LLC	Delaware
Alamosa Limited, LLC	Delaware
Alamosa Missouri Properties, LLC	Missouri
Alamosa Missouri, LLC	Missouri
Alamosa PCS Holdings, Inc.	Delaware
Alamosa PCS, Inc.	Delaware
Alamosa Properties, LP	Texas
Alamosa Wisconsin GP, LLC	Wisconsin
Alamosa Wisconsin Limited Partnership	Wisconsin
Alda Wireless Holdings, LLC	Delaware
American PCS Communications, LLC	Delaware
American PCS, L.P.	Delaware
American Personal Communications Holdings, Inc.	Delaware
American Telecasting Development, LLC	Delaware
American Telecasting of Anchorage, LLC	Delaware
American Telecasting of Bend, LLC	Delaware
American Telecasting of Columbus, LLC	Delaware
American Telecasting of Denver, LLC	Delaware
American Telecasting of Fort Myers, LLC	Delaware
American Telecasting of Ft. Collins, LLC	Delaware
American Telecasting of Green Bay, LLC	Delaware
American Telecasting of Lansing, LLC	Delaware
American Telecasting of Lincoln, LLC	Delaware
American Telecasting of Little Rock, LLC	Delaware
American Telecasting of Louisville, LLC	Delaware
American Telecasting of Medford, LLC	Delaware
American Telecasting of Michiana, LLC	Delaware
American Telecasting of Monterey, LLC	Delaware
American Telecasting of Redding, LLC	Delaware

American Telecasting of Santa Barbara, LLC	Delaware
American Telecasting of Seattle, LLC	Delaware
American Telecasting of Sheridan, LLC	Delaware
American Telecasting of Yuba City, LLC	Delaware
American Telecasting, Inc.	Delaware
APC PCS, LLC	Delaware
APC Realty and Equipment Company, LLC	Delaware
ASC Telecom, Inc.	Kansas
Assurance Wireless of South Carolina, LLC	Delaware
ATI of Santa Rosa, LLC	Delaware
ATI Sub, LLC	Delaware
ATL MDS, LLC	Delaware
Atlanta MDS Co., Inc.	Georgia
Bay Area Cablevision, LLC	Delaware
Bluebottle USA Holdings L.P.	Delaware
Bluebottle USA Investments L.P.	Delaware
Boost Mobile, LLC	Delaware
Boost Worldwide, Inc.	Delaware
Bright PCS Holdings, Inc.	Delaware
Bright Personal Communications Services, LLC	Ohio
Broadcast Cable, LLC	Delaware
C FON Corporation	Delaware
Caroline Ventures, Inc.	Delaware
Clear Global Services LLC	Nevada
Clear Management Services LLC	Nevada
Clear Partner Holdings LLC	Nevada
Clear Wireless LLC	Nevada
Clearwire Communications LLC	Delaware
Clearwire Corporation	Delaware
Clearwire Europe B.V.	Netherlands
Clearwire Europe S.a.r.l.	Luxembourg
Clearwire Finance, Inc.	Delaware
Clearwire Hawaii Partners LLC	Delaware
Clearwire Hawaii Partners Spectrum, LLC	Nevada
Clearwire International, LLC	Washington
Clearwire IP Holdings LLC	New York
Clearwire Ireland II Limited	Ireland
Clearwire Legacy LLC	Delaware
Clearwire Spectrum Holdings II LLC	Nevada
Clearwire Spectrum Holdings III LLC	Nevada
Clearwire Spectrum Holdings LLC	Nevada
Clearwire Telecommunications Services, LLC	Nevada
Clearwire XOHM LLC	Delaware
Dial Call Midwest, Inc.	Delaware
Domestic USF Corp.	Delaware
Enterprise Communications Partnership	Georgia

EQF Holdings, LLC	Delaware
FCI 900, Inc.	Delaware
Fixed Wireless Holdings, LLC	Delaware
Fresno MMDS Associates, LLC	Delaware
G & S Television Network, Inc.	Michigan
Georgia PCS Leasing, LLC	Georgia
Georgia PCS Management, L.L.C.	Georgia
Gulf Coast Wireless Limited Partnership	Louisiana
Helio LLC	Delaware
Horizon Personal Communications, Inc.	Ohio
Independent Wireless One Corporation	Delaware
Independent Wireless One Leased Realty Corporation	Delaware
iPCS Equipment, Inc.	Delaware
iPCS Wireless, Inc.	Delaware
iPCS, Inc.	Delaware
IWO Holdings, Inc.	Delaware
Kennewick Licensing, LLC	Delaware
LCF, Inc.	California
Los Angeles MDS Company, Inc.	California
Louisiana Unwired, LLC	Louisiana
Machine License Holding, LLC	Delaware
MinorCo, L.P.	Delaware
NCI 700, Inc.	Delaware
NCI 900 Spectrum Holdings, Inc.	Delaware
New York MDS, Inc.	Delaware
Nextel 220 License Acquisition Corp.	Delaware
Nextel 700 Guard Band Corp.	Delaware
Nextel Boost Investment, Inc.	Delaware
Nextel Boost of California, LLC	Delaware
Nextel Boost of New York, LLC	Delaware
Nextel Boost of Texas, LLC	Delaware
Nextel Boost of the Mid-Atlantic, LLC	Delaware
Nextel Boost South, LLC	Delaware
Nextel Boost West, LLC	Delaware
Nextel Broadband, Inc.	Delaware
Nextel Communications of the Mid-Atlantic, Inc.	Delaware
Nextel Communications, Inc.	Delaware
Nextel Data Investments 1, Inc.	Delaware
Nextel Finance Company	Delaware
Nextel License Acquisition Corp.	Delaware
Nextel License Holdings 1, Inc.	Delaware
Nextel License Holdings 2, Inc.	Delaware
Nextel License Holdings 3, Inc.	Delaware
Nextel License Holdings 4, Inc.	Delaware
Nextel of California, Inc.	Delaware
Nextel of New York, Inc.	Delaware

Nextel of Puerto Rico, Inc.	Puerto Rico
Nextel of Texas, Inc.	Texas
Nextel Operations, Inc.	Delaware
Nextel Partners Equipment LLC	Nevada
Nextel Partners of Upstate New York, Inc.	Delaware
Nextel Partners Operating Corp.	Delaware
Nextel Partners, Inc.	Delaware
Nextel Retail Stores, LLC	Delaware
Nextel South Corp.	Georgia
Nextel Systems Corp.	Delaware
Nextel Unrestricted Relocation Corp.	Delaware
Nextel West Corp.	Delaware
Nextel West Services, LLC	Delaware
Nextel WIP Corp.	Delaware
Nextel WIP Expansion Corp.	Delaware
Nextel WIP Expansion Two Corp.	Delaware
Nextel WIP Lease Corp.	Delaware
Nextel WIP License Corp.	Delaware
Northern PCS Services, LLC	Minnesota
NPCR, Inc.	Delaware
NPFC, Inc.	Nevada
NSAC, LLC	Delaware
OneLouder Apps, Inc.	Delaware
PCS Leasing Company, L.P.	Delaware
PCTV Gold II, LLC	Delaware
PCTV of Salt Lake City, LLC	Delaware
PCTV Sub, LLC	Delaware
People’s Choice TV Corp.	Delaware
People’s Choice TV of Albuquerque, LLC	Delaware
People’s Choice TV of Houston, LLC	Delaware
People’s Choice TV of St. Louis, LLC	Delaware
PhillieCo Equipment & Realty Company, L.P.	Delaware
PhillieCo Partners I, L.P.	Delaware
PhillieCo Partners II, L.P.	Delaware
PhillieCo Sub, L.P.	Delaware
PhillieCo, L.P.	Delaware
Pin Drop Insurance, Ltd.	Bermuda
Pinsight Media+, Inc.	Delaware
Private Trans-Atlantic Telecommunications System (N.J.), Inc.	New Jersey
Private TransAtlantic Telecommunications System, Inc.	Delaware
San Francisco MDS, Inc.	California
SCC X, LLC	Delaware
SGV Corporation	Kansas
SIHI Mexico S. de R.L. de C.V.	Mexico
SIHI New Zealand Holdco, Inc.	Kansas
SIHI Scandinavia AB	Sweden

S-N GC GP, Inc.	Delaware
S-N GC HoldCo, LLC	Delaware
S-N GC LP HoldCo, Inc.	Delaware
SN Holdings (BR I) LLC	Delaware
SN UHC 1, Inc.	Delaware
SN UHC 2, Inc.	Delaware
SN UHC 3, Inc.	Delaware
SN UHC 4, Inc.	Delaware
SN UHC 5, Inc.	Delaware
Southwest PCS Properties, LLC	Delaware
Southwest PCS, L.P.	Oklahoma
SPCS Caribe Inc.	Puerto Rico
Speedchoice of Detroit, LLC	Delaware
Speedchoice of Phoenix, LLC	Delaware
Sprint (Bay Area), LLC	Delaware
Sprint Asian American, Inc.	Kansas
Sprint Brasil Servicos de Telecomunicacoes Ltda.	Brazil
Sprint Capital Corporation	Delaware
Sprint Communications Company L.P.	Delaware
Sprint Communications Company of New Hampshire, Inc.	New Hampshire
Sprint Communications Company of Virginia, Inc.	Virginia
Sprint Communications, Inc. (formerly Sprint Nextel Corporation)	Kansas
Sprint Corporation	Kansas
Sprint Corporation (Inactive)	Missouri
Sprint Credit General, Inc.	Kansas
Sprint Credit Limited, Inc.	Kansas
Sprint eBusiness, Inc.	Kansas
Sprint Enterprise Mobility, Inc.	Delaware
Sprint Enterprise Network Services, Inc.	Kansas
Sprint Enterprises, L.P.	Delaware
Sprint eWireless, Inc.	Kansas
Sprint Federal Management LLC	Delaware
Sprint Federal Operations LLC	Delaware
Sprint Global Venture, Inc.	Kansas
Sprint Healthcare Systems, Inc.	Kansas
Sprint HoldCo, LLC	Delaware
Sprint Hong Kong Limited	Hong Kong
Sprint International Argentina SRL	Argentina
Sprint International Australia Pty. Limited	Australia
Sprint International Austria GmbH	Austria
Sprint International Caribe, Inc.	Puerto Rico
Sprint International Chile Limitada	Chile
Sprint International Colombia Ltda.	Colombia
Sprint International Communications Canada ULC	Canada
Sprint International Communications Corporation	Delaware
Sprint International Communications Singapore Pte. Ltd.	Singapore

Sprint International Czech Republic S.R.O.	Czech Republic
Sprint International do Brasil Ltda.	Brazil
Sprint International Holding, Inc.	Kansas
Sprint International Holding, Inc. - Japanese Branch Office	Japan
Sprint International Holding, Inc. - Shanghai Representative Office	China
Sprint International Hungary Korlátolt Felelõsségû Társaság	Hungary
Sprint International Incorporated	Delaware
Sprint International Incorporated - Beijing Representative Office	China
Sprint International Japan Corp.	Japan
Sprint International Korea	Korea
Sprint International Network Company LLC	Delaware
Sprint International New Zealand	New Zealand
Sprint International Norway AS	Norway
Sprint International Spain, S.L.	Spain
Sprint International Taiwan Limited	Taiwan
Sprint International Venezuela, S.R.L.	Venezuela
Sprint Iridium, Inc.	Kansas
Sprint Licensing, Inc.	Kansas
Sprint Mexico, Inc.	Kansas
Sprint Nextel Aviation, Inc.	Delaware
Sprint Nextel Holdings (ME) Corp.	Delaware
Sprint PCS Assets, L.L.C.	Delaware
Sprint PCS Canada Holdings, Inc.	Kansas
Sprint PCS License, L.L.C.	Delaware
Sprint Solutions, Inc.	Delaware
Sprint Spectrum Equipment Company, L.P.	Delaware
Sprint Spectrum Holding Company, L.P.	Delaware
Sprint Spectrum L.P.	Delaware
Sprint Spectrum Realty Company, L.P.	Delaware
Sprint TELECENTERs, Inc.	Florida
Sprint Telecom India Private Limited	India
Sprint Telephony PCS, L.P.	Delaware
Sprint Ventures, Inc.	Kansas
Sprint Wavepath Holdings, Inc.	Delaware
Sprint WBC of New York, Inc.	Delaware
Sprint/United Management Company	Kansas
SprintCom ECP I, L.L.C.	Delaware
SprintCom ECP II, L.L.C.	Delaware
SprintCom Equipment Company L.P.	Delaware
SprintCom, Inc.	Kansas
SprintLink Belgium BVBA	Belgium
SprintLink Denmark ApS	Denmark
SprintLink France SAS	France
SprintLink Germany GmbH	Germany
Sprintlink India Private Limited	India
SprintLink International (Switzerland) GmbH	Switzerland

Sprintlink International Malaysia SDN. BHD.	Malaysia
Sprintlink International Philippines, Inc.	Philippines
SprintLink Ireland Limited	Ireland
SprintLink Italy S.r.l.	Italy
SprintLink Netherlands B.V.	Netherlands
Sprintlink Poland sp. z o.o	Poland
SprintLink UK Limited	United Kingdom
STC Five LLC	Delaware
STC Four LLC	Delaware
STC One LLC	Delaware
STC Six Company	Delaware
STC Three LLC	Delaware
STC Two LLC	Delaware
STE 14 Affiliate LLC	Delaware
SWGP, L.L.C.	Oklahoma
SWLP, L.L.C.	Oklahoma
SWV Eight, Inc.	Delaware
SWV Five, Inc.	Delaware
SWV Four, Inc.	Delaware
SWV One Telephony Partnership	Delaware
SWV One, Inc.	Delaware
SWV Seven, Inc.	Delaware
SWV Six, Inc.	Colorado
SWV Three Telephony Partnership	Delaware
SWV Three, Inc.	Delaware
SWV Two Telephony Partnership	Delaware
SWV Two, Inc.	Delaware
TDI Acquisition Corporation	Delaware
TDI Acquisition Sub, LLC	Delaware
Texas Telecommunications, LP	Texas
Texas Unwired	Louisiana
Tower Parent Corp.	Delaware
Transworld Telecom II, LLC	Delaware
Transworld Telecommunications, Inc.	Pennsylvania
UbiquiTel Inc.	Delaware
UbiquiTel Leasing Company	Delaware
UbiquiTel Operating Company	Delaware
UCOM, Inc.	Missouri
United Telecommunications, Inc.	Delaware
Unrestricted Extend America Investment Corp.	Delaware
Unrestricted Subscriber Equipment Leasing Company, Inc.	Delaware
Unrestricted Subsidiary Funding Company	Delaware
Unrestricted UMTS Funding Company	Delaware
US Telecom of New Hampshire, Inc.	New Hampshire
US Telecom, Inc.	Kansas

US Unwired Inc.	Louisiana
USST of Texas, Inc.	Texas
UT Transition Corporation (Inactive)	Delaware
Utelcom, Inc.	Kansas
Velocita Wireless Holding Corp.	Delaware
Velocita Wireless Holding, LLC	Delaware
Via/Net Companies	Nevada
Virgin Mobile USA, Inc.	Delaware
Virgin Mobile USA, L.P.	Delaware
VMU GP, LLC	Delaware
VMU GP1, LLC	Delaware
Washington Oregon Wireless Properties, LLC	Delaware
Washington Oregon Wireless, LLC	Oregon
Wavepath Holdings, Inc.	Delaware
Wavepath Sub, LLC	Delaware
WBS of America, LLC	Delaware
WBS of Sacramento, LLC	Delaware
WBSFP Licensing, LLC	Delaware
WBSY Licensing, LLC	Delaware
WCOF, LLC	Delaware
Wireless Broadband Services of America, LLC	Delaware
Wireless Broadcasting Systems of America, Inc.	Delaware
Wireless Cable of Florida, Inc.	Florida
Wireless Leasing Co., Inc.	Delaware
WirelessCo, L.P.	Delaware
Wireline Leasing Co., Inc.	Delaware